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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                               December 17, 1997


                           ALPHA 1 BIOMEDICALS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-15070                52-1253406
        (State or other         (Commission File         (IRS Employer
        jurisdiction of              Number)            Identification No.)
        incorporation)


                            6707 Democracy Boulevard
                                   Suite 111
                              Bethesda, MD  20817
         (Address, including Zip Code, of principal executive offices)


              Registrant's telephone number, including area code:
                                  301-564-4400

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Item 5. Other Events

        The Press Release dated December 17, 1997 for Alpha 1 Biomedicals, Inc. attached as Exhibit 1 is incorporated by reference.

Item 7. Exhibits

        (1)     Press Release, dated December 17, 1997



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   December 17, 1997               ALPHA 1 BIOMEDICALS, INC.




                                        By:     /s/ R.J. Lanham
                                                ---------------------
                                                R.J. Lanham
                                                Vice President &
                                                Chief Financial Officer